CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION
                          906 OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board, President and Chief Executive Officer of Energy Income and Growth Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    AUGUST 6, 2007   /S/ JAMES A. BOWEN
      -----------------   --------------------------------------
                          James A. Bowen, Chairman of the Board, President
                          and Chief Executive Officer
                          (principal executive officer)

I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of Energy Income and Growth Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    AUGUST 6, 2007  /S/ MARK R. BRADLEY
      -----------------  --------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial
                         Officer and Chief Accounting Officer
                         (principal financial officer)